Cullen Funds Trust

(the “Trust)

Supplement dated April 14, 2014

to the Summary Prospectus for the Cullen Value Fund (the “Value Fund Summary Prospectus”) dated October 28, 2013, as supplemented from time to time

John C. Gould, the co-portfolio manager of the Cullen Value Fund (the “Fund”), unexpectedly passed away on April 11, 2014.

Accordingly, effective April 14, 2014, Mr. Gould is no longer a co-portfolio manager of the Fund. All references to Mr. Gould as portfolio manager in the Value Fund Summary Prospectus are deleted.

Effective April 14, 2014, Jennifer Chang, who is also Director of Research at Cullen Capital Management LLC, has been promoted to co-portfolio manager of the Fund. Ms. Chang obtained her B.S. from Rice University in 1999 and her MBA from the University of Pennsylvania’s Wharton School of Business in 2004. Ms. Chang joined the Adviser in 2006.

James P. Cullen will continue to be co-portfolio manager of the Fund.

There are no other changes to the management of the Fund other than as described above.

Please Retain This Supplement for Future Reference